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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565 and 333-33475) of The Registry, Inc. of our report dated January 24, 1997, with respect to the financial statements and financial statement schedule of Application Resources, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1995.

                                          Ernst & Young LLP

San Francisco, California
September 25, 1997